MML SERIES INVESTMENT FUND

This Prospectus describes the following Funds.

•	MML Money Market Fund seeks to maximize current income, preserve capital and maintain liquidity by investing in money market instruments.

•	MML Managed Bond Fund seeks a high rate of return consistent with capital preservation, by investing primarily in investment grade, publicly-traded, fixed income securities.

•	MML Blend Fund seeks a high total rate of return over time consistent with prudent investment risk and capital preservation, by investing in equity, fixed income and money market securities.

•	MML Equity Fund seeks to achieve a superior rate of return over time from both capital appreciation and current income and to preserve capital by investing in equity securities.

•
MML Equity Index Fund
seeks investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor’s 500® Index. [1]

•	MML Growth Equity Fund seeks growth of capital and income over time by investing primarily in equity securities of large companies with long-term growth potential.

•	MML Small Cap Value Equity Fund seeks long-term growth of capital and income by investing primarily in small company stocks.

•	MML Small Cap Growth Equity Fund seeks growth of capital over time by investing primarily in equity securities of smaller and medium-size companies with long-term growth potential.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any statement to the contrary is a crime.

1 “Standard & Poor’s,” “Standard & Poor’s 500®” and “S&P 500®” are trademarks of The McGraw-Hill Companies and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies (“S&P”). S&P makes no representation regarding the advisability of investing in the Fund.

PROSPECTUS

May 1, 2000

–  1  –

Summary Information

The MML Series Investment Fund provides a broad range of investment choices across the risk/return spectrum. The summary pages that follow describe each Fund’s:

•	Investment objectives.

•	Principal Investment Strategies and Risks. A “Summary of Principal Risks” of investing in the Funds begins on page 23.

•	Investment return over the past ten years, or since inception if less than ten years old.

•	Average annual total returns for the last one, five and ten year periods (or, shorter periods for newer Funds) and how the Fund did against a comparable broad-based index.

•	Fees and Expenses.

Past Performance is not an indication of future performance.  There is no assurance that a Fund’s investment objective will be achieved, and you can lose money by investing in the Funds.

Important Notes about performance information for the Funds.

The MML Growth Equity Fund and the MML Small Cap Growth Equity Fund are new Funds effective May 3, 1999. These Funds do not have returns for a full calendar year. For these Funds, the performance of the Sub-Adviser is provided based on a composite of portfolios managed by the Sub-Adviser with similar investment objectives as the Fund. The Performance Charts for those Sub-Advisers reflects the Sub-Adviser’s composite performance, adjusted for the expenses of the particular Fund.

In all cases, investment returns assume the reinvestment of dividends and capital gains distributions.

Important Note about Fees and Expenses.

As an investor, you pay certain fees and expenses in connection with your investment. These fees and expenses will vary depending on the Fund in which you invest. The fee tables shown on the following pages under “Expense Information” are meant to assist you in understanding these fees and expenses. Each fee table shows a category of expenses called Annual Fund Operating Expenses. Annual Fund Operating Expenses refer to the costs of operating the Funds. These costs are deducted from a Fund’s assets, which means you pay them indirectly.

MML Money Market Fund

Investment Objectives

This Fund’s investment objectives are to achieve high current income, the preservation of capital, and liquidity. These objectives are of equal importance.

Principal Investment Strategies and Risks

The Fund invests in high quality debt instruments that have a remaining maturity not exceeding 397 days. The Fund invests principally in the following types of short-term securities:

•	commercial and other corporate obligations;

•	securities issued or guaranteed by the U.S. Government or its agencies;

•	certificates evidencing participation in bank loans; and

•	certificates of deposit and bankers’ acceptances.

It is important to note that this Fund seeks to maintain, but does not guarantee, a stable net asset value of $1 per share. An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, you could lose money if you invest in the Fund.

The Fund’s policy is to invest 100% of its net assets in securities having the highest rating of at least one nationally recognized statistical rating organization or, if unrated, that the Fund’s Sub-Adviser, David L. Babson and Company Incorporated (“David L. Babson”), judges to be of equivalent quality. The Fund may invest no more than 5% of its net assets in securities that have the second highest rating, or, if unrated, that MassMutual judges to be of second highest quality.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Derivative Risk and Leveraging Risk.

These Risks are described beginning on page 23.

Annual Performance

The bar chart shows the risks of investing in the Fund because the returns vary from year to year. The returns shown are net of Fund expenses, but not the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those charges were included.

                                    [GRAPH]

                                1990     8.12%
                                1991     6.01%
                                1992     3.48%
                                1993     2.75%
                                1994     3.84%
                                1995     5.58%
                                1996     5.01%
                                1997     5.18%
                                1998     5.16%
                                1999     4.78%

During the periods shown above, the highest quarterly return was 1.99% for the quarter ended June 30, 1990 and the lowest was .67% for the quarter ended June 30, 1993.

Average Annual Total Returns

(for the periods ended December 31, 1999)

The table shows the risks of investing in the Fund because the Fund’s returns may deviate from the broad market over different time periods. The returns shown are net of Fund expenses, but not the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those charges were included.

	One Year	Five Years	Ten Years
MML Money Market Fund	4.78%	5.14%	4.98%
Lipper Taxable Money Market Fund Indexˆ	4.74%	5.10%	4.91%

ˆ Lipper Taxable Money Market Fund Index is an unmanaged index of taxable money market mutual funds.

The Fund’s 7-day yield on December 31, 1999 was 5.36%.

Expense Information

MML Money Market Fund
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.46%
Other Expenses	.04%*
Total Annual Fund Operating Expenses (1)	.50%

*
MassMutual has agreed to bear the expenses (other than the management fees, interest, taxes, brokerage commissions and extraordinary expenses) in excess of .11% of the average daily net asset values through April 30, 2001. Such agreement cannot be terminated unilaterally by MassMutual.

(1)	The expenses in the above table are based on expenses for the fiscal year ended December 31, 1999.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
MML Money Market	$ 51	$161	$276	$622

MML Managed Bond Fund

Investment Objective

This Fund’s investment objective is to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital.

Principal Investment Strategies and Risks

The Fund invests primarily in investment grade debt securities, including:

•	domestic and foreign corporate bonds;

•	bonds issued or guaranteed by the U.S. Government or its agencies;

•	mortgage-backed and other asset-backed securities; and

•	money market securities, including commercial paper.

Some of these investments may be in securities that are not denominated in U.S. dollars and others may be purchased subject to legal restrictions on resale, but no more than 15% may be illiquid at the time of purchase. If the Fund purchases a security that is not denominated in U.S. dollars, the Fund will enter into a currency transaction either to hedge the foreign currency risk or effectively convert the debt security to U.S. dollars.

The Fund’s investment Sub-Adviser, David L. Babson, intends for the Fund’s duration to match (within 10%) the duration of the Lehman Brothers Aggregate Bond Index. The Fund’s portfolio “duration” is the average of the periods remaining for payments of principal and interest on the Fund’s debt securities, weighted by the dollar amount of each payment. The Fund has substituted this Index for its previous benchmark, Lehman Brothers Government/Corporate Index, to better reflect the Fund’s strategy to match (within 10%) the duration of this new Index.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk and Leveraging Risk.

These Risks are described beginning on page 23.

Annual Performance

The bar chart shows the risks of investing in the Fund because the returns vary from year to year. The returns shown are net of Fund expenses, but not the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those charges were included.

                                    [GRAPH]

                                1990     8.37%
                                1991    16.66%
                                1992     7.31%
                                1993    11.81%
                                1994   (3.76)%
                                1995    19.14%
                                1996     3.25%
                                1997     9.91%
                                1998     8.14%
                                1999   (1.83)%

During the periods shown above, the highest quarterly return was 6.64% for the quarter ended June 30, 1995 and the lowest was -3.43% for the quarter ended March 31, 1994.

Average Annual Total Returns

(for the periods ended December 31, 1999)

The table shows the risks of investing in the Fund because the Fund’s returns may deviate from the broad market over different time periods. The returns shown are net of Fund expenses, but not the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those charges were included.

	One Year	Five Years	Ten Years
MML Managed Bond Fund	-1.83%	7.50%	7.68%
Lehman Brothers Aggregate Bond Index	-0.82%	7.73%	7.70%
Lehman Brothers Government/ Corporate Bond Indexˆ	-2.15%	7.60%	7.65%

ˆ The Lehman Brothers Aggregate Bond Index is an unmanaged index of fixed rate investment grade securities with at least one year to maturity, combining the Lehman Brothers Government/Corporate Bond Index and the Mortgage-Backed Securities Index. The Lehman Brothers Government/Corporate Bond Index, the Fund’s previous benchmark index, is an unmanaged measure of major U.S. Government and investment grade corporate bonds with more than one year remaining until the scheduled payment of principal. Neither index incurs expenses nor can they be purchased directly by investors.

Expense Information

MML Managed Bond Fund
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.47%
Other Expenses	.03%*
Total Annual Fund Operating Expenses (1)	.50%

*
MassMutual has agreed to bear the expenses (other than the management fees, interest, taxes, brokerage commissions and extraordinary expenses) in excess of .11% of the average daily net asset values through April 30, 2001. Such agreement cannot be terminated unilaterally by MassMutual.

(1)	The expenses in the above table are based on expenses for the fiscal year ended December 31, 1999.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
MML Managed Bond	$51	$160	$275	$618

MML Blend Fund

Investment Objective

This Fund seeks to achieve as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk and the preservation of capital.

Principal Investment Strategies and Risks

The Fund’s portfolio consists of three segments:

•	Money Market Segment’s objectives are to achieve high current income and to preserve capital.

•	Bond Segment’s objective is to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital.

•	Equity Segment’s primary objective is to achieve a superior rate of return over time from both capital appreciation and current income.

The Fund adjusts the mix of investments among these three market segments based on the judgment of the Fund’s Sub-Adviser, David L. Babson (“Babson”), about each segment’s potential for returns related to the corresponding risk. These adjustments normally will be made in a gradual manner over a period of time. Under normal circumstances at least 25% of the Fund’s total assets will be invested in debt securities. In addition, under normal circumstances, no investment will be made that would result in more than 90% of the Fund’s net assets being invested in the Equity Segment or more than 50% of the Fund’s net assets being invested in the Bond Segment. Up to 100% of the Fund’s net assets may be invested in the Money Market Segment. No minimum percentage has been established for any of the segments.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk and Leveraging Risk.

These Risks are described beginning on page 23.

Annual Performance

The bar chart shows the risks of investing in the Fund because the returns vary from year-to-year. The returns shown are net of Fund expenses, but not the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those charges were included.

                                    [GRAPH]

                                1990     2.37%
                                1991    24.00%
                                1992     9.36%
                                1993     9.70%
                                1994     2.48%
                                1995    23.28%
                                1996    13.95%
                                1997    20.89%
                                1998    13.56%
                                1999   (1.24)%

During the periods shown above, the highest quarterly return was 10.03% for the quarter ended June 30, 1997 and the lowest was -7.96% for the quarter ended September 30, 1990.

Average Annual Total Returns

(for the periods ended December 31, 1999)

The table shows the risks of investing in the Fund because the Fund’s returns may deviate from the broad market over different time periods. The returns shown are net of Fund expenses, but not the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those charges were included.

	One Year	Five Years	Ten Years
MML Blend Fund	-1.24%	13.75%	11.51%
S&P 500® Indexˆ	21.04%	28.56%	18.21%
Lipper Balanced Fund Indexˆ	8.98%	16.27%	12.14%
Lehman Brothers Aggregate Bond Indexˆ	-0.82%	7.73%	7.70%
Lehman Brothers Government/ Corporate Indexˆ	-2.15%	7.60%	7.65%

  ˆ The S&P 500® Index, a widely recognized, unmanaged Index representative of the largest capitalized U.S. companies. The Lehman Brothers Aggregate Bond Index is an unmanaged index of fixed rate investment grade securities with at least one year to maturity, combining the Lehman Brothers Government/Corporate Bond Index and the Mortgage-Backed Securities Index. The Lehman Brothers Government/Corporate Bond Index, the Fund’s previous benchmark index, is an unmanaged measure of major U.S. government and investment grade corporate bonds with more than one year remaining until the scheduled payment of principal. The Lipper Balanced Fund Index is an unmanaged, equally weighted measure of the 30 largest mutual funds within each of the investment objective categories for the MML Blend Funds. The indices don’t incur expenses and cannot be purchased directly by investors.
Expense Information

MML Blend Fund
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.37%
Other Expenses	.01%*
Total Annual Fund Operating Expenses (1)	.38%

*
MassMutual has agreed to bear the expenses (other than the management fees, interest, taxes, brokerage commissions and extraordinary expenses) in excess of .11% of the average daily net asset values through April 30, 2001. Such agreement cannot be terminated unilaterally by MassMutual.

(1)	The expenses in the above table are based on expenses for the fiscal year ended December 31, 1999.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
MML Blend	$39	$121	$209	$471

MML Equity Fund

Investment Objectives

This Fund’s primary objective is to achieve a superior total rate of return over an extended period of time from both capital appreciation and current income. Its secondary objective is the preservation of capital when business and economic conditions indicate that investing for defensive purposes is appropriate.

Principal Investment Strategies and Risks

The Fund invests primarily in dividend paying stocks, securities convertible into stocks, and other securities (such as warrants and stock rights) whose value is based on stock prices. The Fund’s portfolio manager follows a “value” approach that favors the stocks of companies having below-average-share-price to company earnings (“P/E”) ratios and higher dividend yields relative to their industry groups. The Fund generally invests in publicly traded stocks of companies with market capitalizations greater than $2 billion and a history of operations of five years or more. The Fund may also invest a portion of the Fund’s assets in non-dividend paying stocks.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Derivative Risk and Leveraging Risk.

These Risks are described beginning on page 23.

Annual Performance

The bar chart shows the risks of investing in the Fund because the returns vary from year to year. The returns shown are net of Fund expenses, but not the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those charges were included.

                                    [GRAPH]

                                1990   (0.51)%
                                1991    25.56%
                                1992    10.48%
                                1993     9.52%
                                1994     4.10%
                                1995    31.13%
                                1996    20.25%
                                1997    28.59%
                                1998    16.20%
                                1999   (3.82)%

During the periods shown above, the highest quarterly return was 16.16% for the quarter ended December 31, 1998 and the lowest was -11.66% for the quarter ended September 30, 1990.

Average Annual Total Returns

(for the periods ended December 31, 1999)

The table shows the risks of investing in the Fund because the Fund’s returns may deviate from the broad market over different time periods. The returns shown are net of Fund expenses, but not the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those charges were included.

	One Year	Five Years	Ten Years
MML Equity Fund	–3.82%	17.78%	13.56%
S&P 500® Indexˆ	21.04%	28.56%	18.21%

ˆ The S&P 500® Index is a widely recognized, unmanaged index representative of the largest capitalized U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.

Expense Information

	MML Equity Fund
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.37%
Other Expenses	.00%	*
Total Annual Fund Operating Expenses (1)	.37%

*
MassMutual has agreed to bear the expenses (other than the management fees, interest, taxes, brokerage commissions and extraordinary expenses) in excess of .11% of the average daily net asset values through April 30, 2001. Such agreement cannot be terminated unilaterally by MassMutual. The Fund incurs Other Expenses, but they are less than .01% of the average daily net asset value of the Fund.

(1)	The expenses in the above table are based on expenses for the fiscal year ended December 31, 1999.

Expenses

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
MML Equity	$38	$119	$205	$462

MML Equity Index Fund

Investment Objective

The Fund’s investment objective is to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate as represented by the S&P 500 Index®.

Principal Investment Strategies and Risks

This Fund seeks to achieve its objective by investing at least 80% of its assets in the securities of companies that make up the S&P 500 Index®. The S&P 500 Index® is a widely recognized, capitalization-weighted unmanaged index of common stocks of the 500 largest capitalized U.S. companies.

The Fund generally purchases securities in proportions that match their index weights. This is the basis of achieving capitalization-weighted total rate of return. Each company’s shares contribute to the Fund’s overall return in the same proportion as the value of its shares contributes to the S&P 500 Index®. However, the Fund’s investment sub-adviser, Deutsche Asset Management, uses a process known as “optimization”, which is a statistical sampling technique. (See Discussion of “Optimization” on page 47). Therefore, the Fund may not hold every stock in the Index. This approach allows the Fund to run an efficient and effective strategy to maximize the Fund’s liquidity while minimizing transaction costs. The Fund may also invest in other instruments whose performance is expected to correspond to the Index. The Fund may also use derivatives such as index futures and options, as described in the Appendix. These investments help the Fund approach the returns of a fully invested portfolio, while keeping cash on hand for liquidity purposes.

The Principal Risks of investing in the Fund are Market Risk, Tracking Error Risk, Credit Risk, Growth Company Risk, Leveraging Risk, Derivative Risk, Non-Diversification Risk and Foreign Investment Risk.

These Risks are described beginning on page 23.

Annual Performance

The bar chart shows the risks of investing in the Fund because the returns vary from year to year. The returns shown are net of Fund expenses, but not the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those charges were included.

Class I Shares

                                    [GRAPH]

                                1990     N/A
                                1991     N/A
                                1992     N/A
                                1993     N/A
                                1994     N/A
                                1995     N/A
                                1996     N/A
                                1997     N/A
                                1998    28.22%
                                1999    20.32%

During the periods shown above, the highest quarterly return was 21.29% for the quarter ended December 31, 1998 and the lowest was -10.13% for the quarter ended September 30, 1998.

Average Annual Total Returns

(for the periods ended December 31, 1999)

The table shows the risks of investing in the Fund because the Fund’s returns may deviate from the broad market over different time periods. The returns shown are net of Fund expenses, but not the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those charges were included.

	One Year	Since Inception (5/97)
MML Equity Index Fund Class I	20.32%	26.93%
Class II†	20.55%	27.15%
Class III†	20.69%	27.31%
S&P 500® Indexˆ	21.04%	27.40%

†Class II and III shares commenced operations May 1, 2000. Performance for Class II and Class III shares of the Fund is based on Class I shares adjusted to reflect Class II and Class III expenses.

ˆ The S&P 500® Index is a widely recognized, unmanaged index representative of the largest capitalized U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.

Expense Information

	MML Equity Index Fund
	Class I	Class II	Class III
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.10%	.10%	.10%
Other Expenses	.40%	.29%	.15%
Total Annual Fund Operating Expenses (1)	.50%	.39%	.25%
Less Expense Reimbursement/Fee Waivers	(.05%)*	(.10%)*	(.10%)*
Net Fund Expenses (1)	.45%	.29%	.15%

*
MassMutual has agreed to bear the expenses (other than the management and administrative fees, interest, taxes, brokerage commissions and extraordinary expenses) in excess of .05% of the average daily net asset values through April 30, 2001. Such agreements cannot be terminated unilaterally by MassMutual. In addition, MassMutual has agreed to waive certain administrative and shareholder service fees payable by the Funds on account of Class II or Class III shares.

(1)	The expenses in the above table are based on expenses for the fiscal year ended December 31, 1999 for the Fund’s Class I shares.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$46	$156	$271	$616
Class II	$30	$115	$207	$479
Class III	$15	$ 70	$130	$306

MML Growth Equity Fund

Investment Objective

This Fund seeks long-term growth of capital and future income.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by investing its assets, except for working cash balances, primarily in the common stocks and securities convertible into common stocks of companies which the investment Sub-Adviser, Massachusetts Financial Services Company (“MFS”), believes offer better than average prospects for long-term growth.

The Sub-Adviser uses a bottom-up investment style, which means that securities are selected based upon a fundamental analysis performed by the portfolio manager and the Sub-Adviser’s large group of equity research analysts.

In managing the Fund, MFS seeks to purchase securities of companies that it considers well-run and poised for growth, particularly companies which demonstrate:

•	a strong franchise, strong cash flows and a recurring revenue stream;

•	a strong industry position, where there is potential for high profit margins and/or substantial barriers to new entry in the industry;

•	a strong management with a clearly defined strategy; and

•	new products or services.

The Fund may invest up to 30% of its net assets in foreign securities, including companies in emerging markets. The Fund may have exposure to foreign currencies through its foreign investments, its direct holdings of foreign currencies, or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of foreign currency at a future date.
The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Growth Company Risk, Emerging Markets Risk, Currency Risk and Leveraging Risk.

These Risks are described beginning on page 23.

Annual Performance

The Fund began operations May 3, 1999, and therefore does not have a full calendar year of returns. There will be risks of investing in the Fund because the returns would be expected to vary from year to year.

Average Annual Total Returns

(for the period ended December 31, 1999)

Because this Fund does not have a full calendar year of returns, there is no table which shows how the Fund’s returns have deviated from the broad market.

Expense Information

MML Growth Equity Fund
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.80%
Other Expenses	.35%
Total Annual Fund Operating Expenses (1)	1.15%
Less Expense Reimbursement	(.24%)*
Net Fund Expenses (1)	.91%

*
MassMutual has agreed to bear the expenses (other than the management fees, interest, taxes, brokerage commissions and extraordinary expenses) in excess of .11% of the average daily net asset values through April 30, 2001. Such agreement cannot be terminated unilaterally by MassMutual.

(1)	The expenses in the above table are based on expenses for the Fund for the fiscal year ended December 31, 1999 on an annualized basis.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
MML Growth Equity	$93	$343	$605	$1,366

MML Growth Equity Fund (Continued)

MFS Prior Performance for Similar Accounts and Fund Performance Since Inception*

The bar chart illustrates the variability of returns achieved by MFS for its similar accounts, and shows the Fund’s returns since inception. The returns shown are net of the expenses you would pay for investing in the Fund, but not the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those charges were included.

                                    [GRAPH]

                                MML Growth
                                Equity Fund       MFS
                              (since 5/3/99)   Composite

                       1990      (5.17)%
                       1991       47.70%
                       1992        6.31%
                       1993       14.37%
                       1994      (6.96)%
                       1995       28.34%
                       1996       22.85%
                       1997       48.31%
                       1998       40.71%
                       1999       41.73%         30.10%

MML Growth Equity Fund (since 5/3/99)

MFS Composite

	Highest Quarter	Lowest Quarter
MML Growth Equity Fund	30.10% 4Q 1999	2.50% 3Q 1999
MFS Composite	28.33% 4Q 1999	-25.19% 3Q 1990
MFS Average Annual Total Returns for Similar Accounts and Fund Returns Since Inception*

(for the periods ended December 31, 1999)

The table compares MFS’ investment results for similar accounts and the Fund’s return since inception to that of an index measuring the broad market over different time periods. The returns shown are net of the expenses you would pay for investing in the Fund, but not the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those charges were included.

	One Year	Five Years	Ten Years
MML Growth Equity (since 5/3/99)*	30.10%	N/A	N/A
MFS Composite*	41.73%	36.06%	22.14%
S&P 500® Index ∧	21.04%	28.56%	18.21%

* MFS similar account performance is a composite of all portfolios managed by MFS with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund. MFS’ composite includes performance of the Fund since its inception May 3, 1999, and performance of the Massachusetts Investors Growth Stock Fund, which is registered under the 1940 Act. The Fund’s actual performance since inception is also shown separately. The composite performance does not represent the historical performance of the MML Growth Equity Fund. Historical performance should not be interpreted as being indicative of the future performance of the Fund. For a more detailed discussion, please refer to “Investment Performance” in this Prospectus.

∧  The S&P 500® Index is a widely recognized, unmanaged index representative of the largest capitalized U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.

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MML Small Cap Value Equity Fund

Investment Objective

This Fund seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of smaller companies.

Principal Investment Strategies and Risks

The Fund invests primarily in stocks, securities convertible into stocks, and other securities such as warrants and stock rights, whose value is based on stock prices.

The Fund generally invests in publicly traded stocks of companies with market capitalizations in the range of companies in the Russell 2000 Index, the Fund’s benchmark. Normally, however, at least 65% of the Fund’s investments will be in small cap companies. For these purposes, the Fund treats as “small cap” those companies whose market capitalizations are within the range of capitalizations of companies included in the Lipper, Inc. Small Cap Category. The range of capitalizations of companies included in the Russell 2000 Index and the Lipper, Inc. Small Cap Category will fluctuate as market prices increase or decrease. The Fund’s Sub-Adviser, David L. Babson, will not automatically sell or cease to purchase the stock of a company it already owns just because the company’s market capitalization grows or falls outside the range of companies in the Russell 2000 Index.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Currency Risk, Foreign Investment Risk, Leveraging Risk and Smaller Company Risk.

These Risks are described beginning on page 23.
Annual Performance

The bar chart shows the risks of investing in the Fund because the returns vary from year to year. The returns shown are net of Fund expenses, but not the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those charges were included.

                                    [GRAPH]

                                1990      N/A
                                1991      N/A
                                1992      N/A
                                1993      N/A
                                1994      N/A
                                1995      N/A
                                1996      N/A
                                1997      N/A
                                1998      N/A
                                1999   (1.04)%

During the periods shown above, the highest quarterly return was 17.19% for the quarter ended June 30, 1999 and the lowest was -4.12% for the quarter ended September 30, 1999. Since the Fund’s inception on June 1, 1998, the lowest quarter was -20.94% for the quarter ended September 30, 1998.

Average Annual Total Returns

(for the periods ended December 31, 1999)

The table shows the risks of investing in the Fund because the Fund’s returns may deviate from the broad market over different time periods. The returns shown are net of Fund expenses, but not the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those charges were included.

	One Year	Since Inception 6/1/98
MML Small Cap Value Equity Fund	-1.04%	-10.20%
Russell 2000 Index ∧	21.26%	7.94%

∧  The Russell 2000 Index is a widely recognized, unmanaged index representative of small-capitalization U.S. companies. The Index does not incur expenses and cannot be purchased directly by Investors.

Expense Information

MML Small Cap Value Equity Fund
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.64%
Other Expenses	.44%
Total Annual Fund Operating Expenses (1)	1.08%
Less Expense Reimbursement	(.33%)*
Net Fund Expenses (1)	.75%

*
MassMutual has agreed to bear the expenses (other than the management fees, interest, taxes, brokerage commissions and extraordinary expenses) in excess of .11% of the average daily net asset values through April 30, 2001. Such agreement cannot be terminated unilaterally by MassMutual.

(1)	The expenses in the above table are based on expenses of the Fund for the fiscal year ended December 31, 1999.

Expenses

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
MML Small Cap Value Equity	$77	$312	$558	$1,275

MML Small Cap Growth Equity Fund

Investment Objective

This Fund seeks long-term capital appreciation.

Principal Investment Strategies and Risks

This Fund seeks to achieve its objective by keeping its assets invested in common stocks and securities which are convertible into stock, as market conditions warrant. The Fund may maintain cash reserves for liquidity and defensive purposes. The Fund will generally buy securities of companies whose market capitalizations are included in the Lipper, Inc. Small Cap Category. The range of capitalizations of companies included in the Lipper, Inc. Small Cap Category will fluctuate as market prices increase or decrease. The Fund is not required to invest in dividend-paying stocks, since current income is not an objective of the Fund.

MassMutual has retained two sub-advisers to manage the Fund, each being responsible to manage a portion of the assets of the portfolio.

J.P. Morgan Investment Management Inc.’s (“J.P. Morgan”) investment process emphasizes in-depth proprietary research and stock valuation and selection. The sub-adviser’s research analysts forecast companies’ prospects over a relatively long period—often as much as five years—in an effort to gain insight into a company’s real growth potential. J.P. Morgan uses a variety of valuation models to quantify the research team’s findings and rank companies in each industry according to their relative value. Using the research and rankings, companies are chosen focusing on each company’s business strategy and competitive environment. The sub-adviser seeks to buy stocks for the Fund that are ranked as undervalued or fairly valued and are poised for long-term growth. While J.P. Morgan holds stocks in many industries, it tends to emphasize industries with higher growth potential, such as technology, health care and consumer services.

Waddell & Reed Investment Management Company (“Waddell & Reed”) uses a bottom-up process, generally emphasizing long-term growth potential and superior financial characteristics, such as: annual revenue and earnings growth rate of 25%+, pre-tax margins of 20%+, and debt-free capital structure.
Generally, companies also are considered which are strong niche players with a defensible market position, have active involvement of the founder-entrepreneur, and demonstrate commitment to their employees, customers, suppliers and shareholders.

Waddell & Reed typically buys companies with an anticipated three-year holding period, and therefore expects this portion of the Fund’s portfolio to have lower than 50% annual turnover.

The Principal Risks of investing in the Fund are Market Risk, Smaller Company Risk, Credit Risk, Growth Company Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk and Leveraging Risk.

Additional Risks Regarding Performance: The Fund’s investments in initial public offerings (“IPOs”) may have a significant impact on the Fund’s returns during its start-up period. The impact of IPOs would not be expected to be as great as the Fund’s assets grow.

These Risks are described beginning on page 23.

Annual Performance

The Fund began operations May 3, 1999, and therefore does not have a full calendar year of returns. There will be risks of investing in the Fund because the returns would be expected to vary from year to year.

Average Annual Total Returns

(for the period ended December 31, 1999)

Because this Fund does not have a full calendar year of returns, there is no table which shows how the Fund’s returns have deviated from the broad market.

Expense Information

MML Small Cap Growth Equity Fund
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	1.08%
Other Expenses	.36%
Total Annual Fund Operating Expenses (1)	1.44%
Less Expense Reimbursement	(.25%)*
Net Fund Expenses (1)	1.19%

*
MassMutual has agreed to bear the expenses (other than the management fees, interest, taxes, brokerage commissions and extraordinary expenses) in excess of .11% of the average daily net asset values through April 30, 2001. Such agreement cannot be terminated unilaterally by MassMutual.

(1)	The expenses in the above table are based on expenses for the Fund for the fiscal year ended December 31, 1999 on an annualized basis.

Expenses

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
MML Small Cap Growth Equity	$121	$430	$751	$1,676
MML Small Cap Growth Equity Fund (Continued)

J.P. Morgan and Waddell & Reed Prior Performance for Similar Accounts and Fund Performance Since Inception*

The bar chart illustrates the variability of returns achieved by each Sub-Adviser, and shows the Fund’s returns since inception and how they have differed. The returns shown are net of the expenses you would pay for investing in the Fund, but not the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those charges were included.

                                    [GRAPH]

                               MML Small Cap
                            Growth Equity Fund   J.P Morgan     Waddell & Reed
                              (since 5/3/99)     Composite         Composite

                       1990                        N/A               2.15%
                       1991                        N/A              89.28%
                       1992                        N/A               4.55%
                       1993                        N/A              11.15%
                       1994                        N/A              12.01%
                       1995                       42.05%            34.14%
                       1996                       24.15%             6.63%
                       1997                       29.00%            36.87%
                       1998                        0.03%            54.89%
                       1999       65.68%          63.30%            91.05%

	Highest Quarter		Lowest Quarter
MML Small Cap Growth Equity Fund	65.68%	4Q 1999	9.3%	2Q 1999
J.P. Morgan Composite	43.32%	4Q 1999	-21.99%	3Q 1998
Waddell & Reed Composite	44.08%	4Q 1999	-18.10%	3Q 1990

J.P. Morgan and Waddell & Reed Average Annual Total Returns for Similar Accounts and Fund Returns Since Inception*

(for the periods ended December 31, 1999)

The table compares each Sub-Adviser’s investment results for its similar accounts, and the Fund’s returns since inception, to an index measuring the broad market over different time periods. The returns shown are net of the expenses you would pay for investing in the Fund, but not the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those charges were included.

	One Year	Five Years	Ten Years
MML Small Cap Growth Equity Fund (since 5/3/99)*	65.68%	N/A	N/A
J.P. Morgan
Composite*	63.30%	30.02%	N/A
Waddell & Reed
Composite*	91.05%	42.09%	30.73%
Russell 2000 Index ∧	21.26%	16.69%	13.40%

* Each Sub-Adviser’s similar account performance is a composite of all portfolios managed by that Sub-Advisers with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund. Each Sub-Adviser’s composite includes the return for the portion of the Fund’s portfolio which it manages. The Fund’s actual performance since inception is also shown separately. The composite performance does not represent the historical performance of the MML Small Cap Growth Equity Fund. Historical performance should not be interpreted as being indicative of future performance of the Fund. For a more detailed discussion, please refer to “Investment Performance” in this Prospectus.

∧  The Russell 2000 Index is a widely recognized, unmanaged index representative of small-capitalization, U.S. companies. The Index does not incur expenses and cannot be purchased directly by Investors.

Summary Of Principal Risks

The value of your investment in a Fund changes with the values of the investments in a Fund’s portfolio. Many things can affect those values, but those factors that may have an important or significant affect on a particular Fund’s portfolio are called “Principal Risks.” These Principal Risks are summarized in this section. The chart at the end of this section displays similar information by comparing all the Funds. All Funds could be subject to additional Principal Risks because the types of investments made by each Fund can change over time. Although the Funds strive to reach their stated goals, they cannot offer guaranteed results. You could make money in these Funds, but you also have the potential to lose money.

•
Market Risk-Money Market/Bond Funds.  All the Funds are subject to market risk, which is the general risk of unfavorable market-induced changes in the value of a security. MML Money Market Fund, MML Managed Bond Fund and MML Blend Fund’s Bond and Money Market Segments are subject to market risk because they invest some or all of their assets in debt securities such as bonds, notes and asset-backed securities. Debt securities are obligations of the issuer to make payments of principal and/or interest on future dates. As interest rates rise, your investment in these Funds is likely to be worth less because their debt securities are likely to be worth less.

          This kind of market risk, also called interest rate risk, is generally greater for debt securities with longer maturities and portfolios with longer durations. Even the highest quality debt securities are subject to interest rate risk which is generally greater for lower-rated securities or comparable unrated securities.

          Market Risk-Equity Funds. In the case of stocks and other equity securities, market risk is the result of a number of factors, including general economic and market conditions, prospects of the securities’ issuer, changing interest rates and real or perceived economic and competitive industry conditions.

          MML Equity Fund, the Equity Segment of MML Blend Fund, MML Equity Index Fund MML Growth Equity Fund, MML Small Cap Value Equity Fund, and MML Small Cap Growth Equity Fund maintain substantial exposure to equities and do not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or even extended periods subjects these Funds to unpredictable declines in the value of their shares, as well as periods of poor performance. Market risk also includes more specific risks affecting the issuer, such as management performance, financial leverage, industry problems and reduced demand for the issuer’s goods or services.

•
Smaller Company Risk.  Market risk and liquidity risk are particularly pronounced for stocks of companies with relatively small market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. MML Small Cap Value Equity Fund and MML Small Cap Growth Equity Fund generally have the greatest exposure to this risk.

•
Growth Company Risk.  Market risk is also particularly pronounced for “growth” companies. The prices of growth company securities held by MML Growth Equity Fund, MML Equity Index Fund and MML Small Cap Growth Equity Fund and may fall to a greater extent than the overall equity markets (e.g. as represented by the S&P 500® Index) because of changing economic, political or market factors. Growth company securities tend to be more volatile in terms of price swings and trading volume. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in price declines.

•
Credit Risk.  All the Funds are subject to credit risk. This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract or securities loan, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. There are varying degrees of credit risk, which are often reflected in credit ratings. Credit risk is particularly significant for MML Managed Bond Fund and the Bond Segment of MML Blend Fund to the extent they invest in below investment-grade securities. These debt securities and similar unrated securities, which are commonly known as “junk bonds,” have speculative elements or are predominantly speculative credit risks. MML Managed Bond Fund and the Bond Segment of MML Blend Fund invest in foreign debt securities and, accordingly, are also subject to increased credit risk because of the difficulties of requiring foreign entities, including issuers of sovereign debt, to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

•
Management Risk.  All Funds, other than the MML Equity Index Fund are subject to management risk because those Funds are actively managed investment portfolios. Management risk is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives. Each Fund’s investment Sub-Adviser manages the Fund according to the traditional methods of active investment management, that is, by buying and selling securities based upon economic, financial and market analysis and investment judgment. Each Fund’s investment Sub-Adviser applies its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee they will produce the desired result.

Certain types of investments may have a greater effect on a Fund’s performance. Investments by the MML Small Cap Growth Equity Fund in initial public offerings (“IPOs”) may have a significant impact on the Fund’s returns during its start up period. However, the impact of IPOs would not be expected to be as great as the Fund’s assets grow.

•
Tracking Error Risk.  There are several reasons that the MML Equity Index Fund’s performance may not track the relevant Index exactly. Unlike the Index, the Fund incurs administrative expenses and transaction costs in trading stocks. The composition of the Index and the stocks held by the Fund may occasionally diverge. The timing and magnitude of cash inflows from investors buying shares could create balances of uninvested cash. Conversely, the timing and magnitude of cash outflows to investors selling shares could require ready reserves of uninvested cash. Either situation would likely cause the Fund’s performance to deviate from the “fully invested” Index.

•
Prepayment and Reinvestment Risk.   Prepayment risk is the risk that principal will be repaid at a different rate than anticipated, causing the return on mortgage-backed securities to be less than expected when purchased. MML Managed Bond Fund and the Bond Segment of MML Blend Fund may be subject to prepayment risk if they invest in mortgage-related or other asset-backed securities that may be prepaid. These securities have variable maturities that tend to lengthen when interest rates are rising, which is the least desirable time. These Funds are also subject to reinvestment risk, which is the chance that cash flows from securities will be reinvested at lower rates in a falling interest rate environment.

•
Liquidity Risk.  Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling these illiquid securities at an advantageous price. Investments in derivatives, foreign securities, private placements and securities with small market capitalization and substantial market and/or credit risk tend to have greater liquidity risk. Accordingly, MML Managed Bond Fund, MML Growth Equity Fund, MML Small Cap Value Equity Fund, MML Small Cap Growth Equity Fund and the Bond Segment of MML Blend Fund may be subject to liquidity risk.

•
Derivatives Risk.  All Funds may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The Funds will sometimes use derivatives as part of a strategy designed to reduce other risks and sometimes will use derivatives for leverage, which increases opportunities for gain but also involves greater risk. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates and indices. In addition, a Fund’s use of derivatives may affect the timing and amount of taxes payable by shareholders.

•
Foreign Investment Risk.  Funds investing in foreign securities may experience more rapid and extreme changes in value than Funds with investments solely in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. In addition, foreign securities issuers are not usually subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment. Adverse developments in certain regions, such as Southeast Asia, can also adversely affect securities of other countries whose economies appear to be unrelated.

MML Equity Fund, MML Managed Bond Fund, the Bond Segment of MML Blend Fund, MML Growth Equity Fund, MML Small Cap Value Equity and MML Small Cap Growth Equity Fund are subject to foreign investment risk. Because the Standard & Poor’s 500® Index includes the stocks of some foreign issuers, MML Equity Index Fund may also invest in these foreign securities, subjecting this Fund to foreign investment risk.

These Funds may also invest in foreign securities known as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). ADRs, GDRs and EDRs represent securities or a pool of securities of an underlying foreign or, in the case of GDRs and EDRs, U.S. or non-U.S. issuer. They are subject to many of the same risks as foreign securities. ADRs, GDRs and EDRs are more completely described in the Statement of Additional Information.

•
Emerging Markets Risk.  When a Fund’s Sub-Adviser deems these investments consistent with the Fund’s investment objectives and policies, MML Growth Equity Fund, MML Small Cap Growth Equity Fund, MML Blend Fund and MML Managed Bond Fund may invest in emerging markets, subject to the applicable restrictions on foreign investments. Emerging markets are generally considered to be the countries having “emerging market economies” based on factors such as the country’s foreign currency debt rating, its political and economic stability, the development of its financial and capital markets and the level of its economy. Investing in foreign securities in emerging markets involves special risks, including less liquidity and more price volatility than securities of comparable domestic issuers or in established foreign markets. Emerging markets also may be concentrated towards particular industries. There may also be different clearing and settlement procedures, or an inability to handle large volumes of transactions. These could result in settlement delays and temporary periods when a portion of a Fund’s assets are not invested, or a loss in value due to illiquidity.

•
Currency Risk.  MML Managed Bond Fund, the Bond Segment of MML Blend Fund, MML Growth Equity Fund, MML Small Cap Value Equity Fund and MML Small Cap Growth Equity Fund are subject to currency risk to the extent that they invest in securities of foreign companies that are traded in, and receive revenues in, foreign currencies. Currency risk is caused by uncertainty in foreign currency exchange rates. Fluctuations in the value of the U.S. dollar relative to foreign currencies may enhance or diminish returns a U.S. investor would receive on foreign investments. The Funds may, but will not necessarily, engage in foreign currency transactions in order to protect the value of portfolio holdings denominated in or exposed to particular currencies against fluctuations in value. There is a risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. A Fund’s investment in foreign currencies may increase the amount of ordinary income recognized by the Fund.

The Bond Segment of MML Blend Fund and MML Managed Bond Fund intend to invest in foreign securities if (i) such securities are denominated in U.S. dollars, or (ii) if not denominated in U.S. dollars, these Funds will enter into a foreign currency transaction intended to hedge the currency risk associated with a particular foreign security.

•
Leveraging Risk.  When a Fund borrows money or otherwise leverages its portfolio, the value of an investment in that Fund will be more volatile and all other risks will tend to be compounded. All of the Funds may take on leveraging risk by investing collateral from securities loans, by using derivatives and by borrowing money to repurchase shares or to meet redemption requests.

•
Non-Diversification Risk.  Diversification is a way for a Fund to reduce its risk. It means that the Fund invests in securities of a broad range of companies. A “non-diversified” Fund may purchase larger positions in a smaller number of issuers. Therefore, the increase or decrease in the value of each single stock will have a greater impact on the Fund’s net asset value. In addition, the Fund’s net asset value can be expected to fluctuate more than a comparable diversified fund. This fluctuation can also affect the Fund’s performance. The MML Equity Index Funds is considered a non-diversified Fund. The Fund satisfies its investment objectives of replicating a particular index by purchasing the securities in the index without regard to how much of each security the Fund buys.

Principal Risks by Fund

The following chart summarizes the Principal Risks of each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

Fund	Market Risk	Credit Risk	Manage- ment Risk	Pre- payment Risk	Liquidity Risk	Derivative Risk	Non- Diver- sification Risk	Foreign Invest- ment Risk	Currency Risk	Leveraging Risk	Smaller Company Risk	Growth Company Risk	Emerging Markets Risk	Tracking Error Risk

MML Money Market Fund	X	X	X			X				X

MML Managed Bond Fund	X	X	X	X	X	X		X	X	X			X

MML Blend Fund	X	X	X	X	X	X		X	X	X			X

MML Equity Fund	X	X	X			X				X

MML Equity Index Fund	X	X				X	X	X		X		X		X

MML Growth Equity Fund	X	X	X		X	X		X	X	X		X	X

MML Small Cap Value Equity Fund	X	X	X		X	X		X	X	X	X

MML Small Cap Growth Equity Fund	X	X	X		X	X		X	X	X	X	X	X

About the Investment Adviser and Sub-Advisers

Massachusetts Mutual Life Insurance Company (“MassMutual”) is the Funds’ investment adviser and is responsible for providing all necessary investment management and administrative services. Founded in 1851, MassMutual is a mutual life insurance company that provides a broad portfolio of insurance, money management, retirement and asset accumulation products and services for individuals and businesses. MassMutual, together with its subsidiaries, has assets in excess of $70.6 billion and assets under management in excess of $206.6 billion. MassMutual uses its subsidiary, David L. Babson and Company Incorporated, to help manage certain Funds.

MassMutual contracts with the Sub-Advisers described below to help manage the Funds. In 1999, each Fund paid MassMutual an investment management fee based on a percentage of its average daily net assets as follows: MML Equity Fund, .37%; MML Money Market Fund, .46%; MML Managed Bond Fund, .47%; MML Blend Fund, .37%; MML Equity Index Fund, .40%; MML Small Cap Value Equity Fund, .65%; MML Growth Equity Fund, .80%; and MML Small Cap Growth Equity Fund, 1.075%.

Effective January 1, 2000, David L. Babson and Company Incorporated (“David L. Babson”), a MassMutual majority owned and controlled subsidiary, was appointed by MassMutual to be the investment Sub-Adviser to the MML Money Market Fund, the MML Managed Bond Fund and the Money Market and Bond Segments of the MML Blend Fund. This resulted from the consolidation of certain investment advisory businesses of MassMutual. No changes in the personnel who manage these Funds or in the fees resulted from this corporate reorganization.

David L. Babson also manages the investments of MML Equity Fund, the Equity Segment of MML Blend Fund, and MML Small Cap Value Equity Fund. Babson has provided investment advice to individual and institutional investors for more than 50 years and, giving effect to the reorganization, manages more than $70 billion in assets.

Mary Wilson Kibbe

Principally responsible for the day-to-day management of MML Money Market Fund, MML Managed Bond Fund and the Money Market and Bond Segments of MML Blend Fund. She has managed these accounts since their inception. She has been associated with MassMutual since 1982 and is responsible for overseeing all public fixed income trading for MassMutual and its insurance company subsidiaries.

Walter T. McCormick

Principally responsible for the day-to-day management of MML Equity Fund and the Equity Segment of MML Blend Fund. Mr. McCormick, who has 15 years of investment experience, joined Babson and began managing these accounts in July 1998. Prior to that, he managed equity portfolios for Keystone Investments, Inc.

Paul S. Szczygiel

Principally responsible for the day-to-day management of the Small Cap Value Equity Fund since December 1, 1999. Prior to assuming day-to-day responsibility for managing the Fund, Mr. Szczygiel was actively involved in assisting the previous portfolio manager. Mr. Szczygiel also currently serves as portfolio manager for several other registered and unregistered funds sponsored by David L. Babson with similar investment objectives to the Fund. Mr. Szczygiel is a Chartered Financial Analyst with over 14 years of investment experience. He has been associated with the MassMutual organization since 1994, prior to which he was an Associate Director at Bear Stearns. Mr. Szczygiel is assisted in the day-to-day management of the Fund by a team of David L. Babson investment professionals.

Lance F. James

assists Mr. Szczygiel in the day-to-day management of the MML Small Cap Value Equity Fund. Mr. James is Executive Vice President of David L. Babson and manages registered funds and other unregistered accounts for David L. Babson. Mr. James has been employed by David L. Babson in portfolio management since 1986.

Massachusetts Financial Services Company (“MFS”) manages the investments of the MML Growth Equity Fund. MFS has approximately $136 billion in assets under management. MFS is an indirect, wholly-owned subsidiary of SunLife Assurance Company of Canada.

Stephen Pesek

is a portfolio manager of the MML Growth Equity Fund. Mr. Pesek has been a portfolio manager with MFS since 1994. Mr. Pesek is a senior vice president of MFS and manages other portfolios with similar investment objectives to the Fund.

Thomas D. Barrett

is a portfolio manager of the MML Growth Equity Fund. Mr. Barrett, a vice president of MFS, became a portfolio manager on May 1, 2000. Mr. Barrett has been employed in the investment management area of MFS since 1996. Prior to joining MFS in 1996, Mr. Barrett had been an Assistant Vice President and Equity Research Analyst with The Boston Company Asset Management, Inc.

J.P. Morgan Investment Management Inc. (“J.P. Morgan”) manages a portion of the portfolio of MML Small Cap Growth Equity Fund. J.P. Morgan manages over $348 billion in assets, and $129 billion in U.S. institutional equity assets.

Marian U. Pardo

An investment professional with J.P. Morgan since 1968, Ms. Pardo is primarily responsible for day-to-day management of the MML Small Cap Growth Equity Fund. Ms. Pardo is co-manager of a similar registered mutual fund sponsored by J.P. Morgan.

Saira Durcanin

A J.P. Morgan professional who assists Ms. Pardo with the day-to-day management of the portfolio of the MML Small Cap Growth Equity Fund, Ms. Durcanin has been with J.P. Morgan since July of 1995 as a small company equity analyst and portfolio manager after graduating from the University of Wisconsin with an M.S. in finance. Ms. Durcanin manages or assists with managing other portfolios for J.P. Morgan with similar investment objectives to the Fund.

Waddell & Reed Investment Management Company (“Waddell & Reed”) manages a portion of the portfolio of MML Small Cap Growth Equity Fund. Waddell & Reed has approximately $36 billion in assets under management, including approximately $4 billion in institutional assets.

Mark Seferovich, CFA

Primarily responsible for the day-to-day management of the portfolio of MML Small Cap Growth Equity Fund. Mr. Seferovich is a senior vice president of Waddell & Reed and the lead portfolio manager of its small cap style. He joined Waddell & Reed in February 1989 as manager of small capitalization growth equity funds. From 1982 to 1988 he was a portfolio manager for Security Management Company and prior to that was security analyst/portfolio manager with Reimer & Koger Associates.

Grant Sarris, CFA

A Waddell & Reed professional who assists Mr. Seferovich in the day-to-day management of the portfolio of the MML Small Cap Growth Equity Fund. Mr. Sarris is currently a vice president and portfolio manager for Waddell & Reed. He joined Waddell & Reed in 1991 as an investment analyst. In 1996 he was named assistant portfolio manager of the small capitalization growth equity style. Prior to joining Waddell & Reed, he was an intern with Shin-Nihon Kohan, Ltd. in Tokyo.

Deutsche Asset Management manages the investments of the MML Equity Index Fund. Deutsche Asset Management is the marketing name of Bankers Trust Company, which, as of December 31, 1999, had assets under management in excess of $650 billion. Bankers Trust Company was acquired by Deutsche Bank AG in June 1999. In March, 1999, Bankers Trust Company pleaded guilty to felonies regarding its custodial operations that were not related to its investment advisory businesses. Without a permanent exemption from the Securities and Exchange Commission, Deutsche Asset Management would be unable to serve as investment sub-adviser to these Funds. A temporary exemption has been issued by the Securities and Exchange Commission to continue providing investment advisory services, but there is no assurance that a permanent exemptive order will be issued.

MassMutual is seeking exemptive relief from the Securities and Exchange Commission (“SEC”) to permit MassMutual to change Sub-Advisers or hire new Sub-Advisers for one or more Funds from time to time without obtaining shareholder approval. Normally, shareholders are required to approve investment sub-advisory agreements. Several other mutual fund companies have received similar relief. MassMutual believes having this authority is important, because it allows MassMutual to quickly remove a Sub-Adviser when its performance is inadequate or the Sub-Adviser no longer is able to meet a Fund’s investment objective and strategies. MassMutual will not rely on this authority for any Fund until the SEC has granted the exemption and the Fund’s shareholders have approved this arrangement.

About the Shares—Multiple Class Information for MML Equity Index Fund

Except for the MML Equity Index Fund, each of the Funds offers one class of shares. The MML Equity Index Fund has three classes of shares: Class I, Class II and Class III. Class I is a redesignation of the shares of the Fund existing prior to May 1, 2000. From and after May 1, 2000, Class I shares are available only in connection with variable annuity contracts issued by MassMutual or its life insurance affiliates. Class II and Class III are new. Class II shares are available only in connection with certain variable life insurance policies issued by MassMutual or its life insurance affiliates. Class III shares are available only in connection with certain privately offered variable life insurance policies. Separate investment accounts which own shares of the Fund prior to May 1, 2000 have the right to exchange their shares, if appropriate, for Class II shares.

The different Classes have different fees and expenses resulting from their separate arrangements for administrative and shareholder and distribution services and not the result of any difference in amounts charged by the Adviser for investment advisory services. Accordingly, investment advisory expenses do not vary by Class. Different fees and expenses of a Class will affect performance of that Class. For additional information, call us toll free at 1-888-309-3539 or contact your registered representative.

Except as described below, all Classes of shares of the MML Equity Index Fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences are: (a) each Class may be subject to different expenses specific to that Class; (b) each Class has a different designation; (c) each Class has exclusive voting rights with respect to matters solely affecting such Class; (d) each Class offered in connection with a 12b-1 plan, if any, will bear the expense of the payments that would be made pursuant to that 12b-1 plan, and only that Class will be entitled to vote on matters pertaining to that 12b-1 plan; and (e) each Class will have different exchange privileges.

Each Class of the MML Equity Index Fund’s shares invests in the same portfolio of securities. Because each Class will have different expenses, they will likely have different share prices.

Investing In The Funds

Buying and Redeeming Shares

MML Series Investment Fund provides an investment vehicle for the separate investment accounts of variable life and variable annuity contracts offered by companies such as MassMutual. Shares of MML Series Investment Fund are not offered to the general public.

The shares of each Fund are sold at their net asset value (“NAV”) as next computed after receipt of the purchase order, without the deduction of any selling commission or “sales load.” The Funds generally determine their NAV at 4:00 p.m. Eastern Time every day the New York Stock Exchange is open. Your purchase order will be priced at the next net asset value calculated after your order is accepted by the Funds. The Funds will suspend selling their shares during any period when the determination of NAV is suspended.

The Funds redeem their shares at their next NAV computed after the Funds’ transfer agent receives your redemption request. You will usually receive payment for your shares within seven days after the transfer agent receives your written redemption request. The Funds can also suspend or postpone payment, when permitted by applicable law and regulations.

The redemption price may be paid in cash or wholly or partly in kind if the Funds determine that such payment is advisable in the interest of the remaining shareholders. In making such payment wholly or partly in kind, a Fund will, as far as may be practicable, deliver securities or property which approximate the diversification of its entire assets at the time. No fee is charged on redemption.

Determining Net Asset Value

The Funds generally determine their NAVs at 4:00 p.m. Eastern Time on each day the New York Stock Exchange is open.

The Funds generally value portfolio securities based on market value. For example, equity securities and long-term bonds are valued on the basis of valuations provided by one or more pricing services approved by the Funds’ Board of Trustees. Short-term securities with more than 60 days to maturity from the date of purchase are valued at fair market value. Money market securities with a maturity of 60 days or less are generally valued at their amortized cost.

Taxation and Distributions

The declaration and distribution policies specific to each Fund are outlined below.

•
MML Equity, MML Equity Index, MML Small Cap Value Equity, MML Growth Equity, and MML Small Cap Growth Equity Funds. Distributions, if any, are declared and paid annually. Distributions may be taken either in cash or in additional shares of the respective Funds at net asset value on the first business day after the record date for the distribution, at the option of the shareholder.

•
MML Managed Bond and MML Blend Funds. Dividends from net investment income are declared and paid quarterly. Capital gains declarations and distributions of net capital gains, if any, are made annually. Distributions may be taken either in cash or in additional shares of the applicable Fund at the option of the shareholder. Shares are valued at net asset value on the first business day after the record date for the distribution.

•
MML Money Market Fund. The net income of MML Money Market Fund, as defined below, is determined as of the normal close of trading on the New York Stock Exchange on each day the Exchange is open. All the net income is declared as a dividend to shareholders of record as of that time. Dividends are distributed promptly after the end of each calendar month in additional shares of MML Money Market Fund at the then current net asset value, or in cash, at the option of the shareholder.

For this purpose the net income of MML Money Market Fund consists of all interest income accrued on its portfolio, plus realized gains or minus realized losses, and less all expenses and liabilities chargeable against income. Interest income includes discount earned (including both original issue and market discount) on paper purchased at a discount, less amortization of premium, accrued to the date of maturity. Expenses, including the compensation payable to MassMutual, are accrued each day.

If MML Money Market Fund incurs or anticipates any unusual expense, loss or depreciation that would adversely affect its net asset value per share or income for a particular period, the Fund would consider whether to adhere to the dividend policy described above or to revise it in the light of the then prevailing circumstances. For example, if MML Money Market Fund’s net asset value per share were reduced, or were anticipated to be reduced, below $1.00, the Fund might suspend further dividend payments until the net asset value returned to $1.00. Thus, such expenses, losses or depreciation might result in an investor receiving no dividends for the period during which the shares were held and in receiving upon redemption a price per share lower than the purchase price.

Each Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, none of the Funds will be subject to federal income tax on any net income or any capital gains to the extent they are distributed or are deemed to have been distributed to shareholders.

Generally, owners of variable life and variable annuity contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1 /2 years may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the Funds in which these accounts invest, must meet certain diversification requirements. Each Fund intends to comply with these requirements. If a Fund does not meet these requirements, income from the contracts would be taxable currently to the holders of such contracts.

A Fund’s investment in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased.

Please refer to the Statement of Additional Information for more information regarding the tax treatment of the Funds. Please refer to the prospectuses of the separate accounts with interests in the Funds for a discussion of the tax consequences of variable annuity and variable life contracts.

Investment Performance

From time-to-time, each of the Funds may advertise investment performance figures. These figures are based on historical earnings and should not be used to predict the future performance of a Fund.

Yields and total returns shown for the Funds are net of the Funds’ operating expenses, but do not take into account charges and expenses attributable to the variable annuity or variable life insurance contracts through which you invest. These expenses reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Funds and when comparing the yields and returns of the Funds with those of other mutual funds.

MML Money Market Fund may advertise its yield and its effective yield. The yield of MML Money Market Fund refers to the income generated by the Fund over a seven-day period (the specific period will be stated in the advertisement). This income is then assumed to be earned each week over a 52-week period. The effective yield is calculated similarly, but the income earned by an investment in the Fund is assumed to be reinvested.

MML Managed Bond Fund, MML Blend Fund, MML Equity Fund, MML Equity Index Fund, MML Small Cap Value Equity Fund, MML Growth Equity Fund and MML Small Cap Growth Equity Fund may also quote yield. The yield for each of these Funds refers to the net investment income earned by the Fund over a 30-day period (which period will be stated in the advertisement). This income is then assumed to be earned for a full year and to be reinvested each month for six months. The resulting semi-annual yield is doubled.

Each of the Funds may advertise its total return and its holding period return for various periods of time. Total return is calculated by determining the average annual compounded rate of return that an investment in the Fund earned over a specified period, assuming reinvestment of all distributions. Holding period return refers to the percentage change in the value of an investment in a Fund over a period of time assuming reinvestment of all distributions. Total return and holding period return differ from yield. The return figures include capital changes in an investment while yield measures the rate of net income generated by a Fund. The difference between total return and holding period return is that total return is an average annual figure while holding period return is an aggregate figure for the entire period.

For more information about the investment performance of the Funds, see the Statement of Additional Information.

Sub-Adviser Performance

MFS.  Performance data shown for MFS is based on a composite of all substantially similar portfolios managed by MFS, the Sub-Adviser to the MML Growth Equity Fund, adjusted to reflect the fees and expenses of the Fund. Some of these portfolios are mutual funds registered with the SEC, including Massachusetts Investors Growth Stock Fund, and some are private accounts. MFS’ composite also includes the returns for the MML Growth Equity Fund since its inception date of May 3, 1999 through December 31, 1999. All the portfolios have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies and techniques as those of the Fund.

J.P. Morgan and Waddell & Reed.  J.P. Morgan and Waddell & Reed each manage a portion of the MML Small Cap Growth Equity Fund. The J.P. Morgan performance information shown is based on the historical performance of all discretionary investment management accounts under the management of J.P. Morgan with substantially similar investment objectives, policies and investment strategies as the Fund, adjusted to reflect the fees and expenses of the Fund. Some of these portfolios are mutual funds registered with the SEC, including the J.P. Morgan U.S. Small Company Opportunities Fund, and some are private accounts. The J.P. Morgan composite includes the returns for that portion of the MML Small Cap Growth Equity Fund which J.P. Morgan manages from the Fund’s inception date of May 3, 1999 through December 31, 1999.

From January 1, 1996, the Waddell & Reed performance information shown is based on a composite of all accounts it manages with substantially similar investment objectives, policies and investment strategies as the Fund, adjusted to reflect the fees and expenses of the Fund, including that portion of the MML Small Cap Growth Equity Fund which Waddell & Reed managed from the Fund’s inception date of May 3, 1999 through December 31, 1999. From inception of Waddell & Reed’s Small Cap Composite on 4/1/89 through 12/31/95, performance is based on data of Small Cap style mutual fund portfolios managed by Waddell & Reed.

For all of the Sub-Advisers, the private account portfolios are not registered with the SEC and therefore are not subject to the limitations, diversification requirements and other restrictions to which the Funds, as registered mutual funds, will be subject. The performance of the private accounts may have been adversely affected if they had been registered with the SEC.

Composite performance for each of the Sub-Adviser’s portfolios is provided solely to illustrate that Sub-Adviser’s performance in managing portfolios with investment objectives, substantially similar to the applicable Fund. Such performance is not indicative of future rates of return. Prior performance of the Sub-Advisers is no indication of future performance of any of the Funds.

Financial Highlights

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years (or earlier periods for newer Funds). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Funds’ financial statements, are included in the Annual Report, which is available on request.

Selected per share data for each series share outstanding throughout each year ended December 31:

MML MONEY MARKET FUND

	Year Ended December 31,
	1999	1998	1997	1996	1995

Net asset value: Beginning of year	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000

Income from investment operations:

Net investment income	0.047	0.500	0.051	0.049	0.054

Total income from investment operations	0.047	0.500	0.051	0.049	0.054

Less distributions:

Dividends from net investment income	(0.047)	(0.500)	(0.051)	(0.049)	(0.054)

Total distributions	(0.047)	(0.500)	(0.051)	(0.049)	(0.054)

Net asset value: End of year	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000

Total return**	4.78%	5.16%	5.18%	5.01%	5.58%

Net assets (in millions):

End of year	$200.57	$178.43	$141.17	$145.23	$108.92

Ratio of expenses to average net assets	0.50%	0.49%	0.52%	0.52%	0.54%

Ratio of net investment income to average net assets	4.68%	5.05%	5.07%	4.92%	5.43%

**	Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products.
Inclusion of these charges would reduce the total return figures for all periods shown.

MML MANAGED BOND FUND

	Year Ended December 31,
	1999	1998	1997	1996	1995

Net asset value: Beginning of year	$ 12.596	$ 12.410	$ 12.048	$ 12.448	$ 11.141

Income from investment operations:

Net investment income	0.753	0.756	0.801	0.776	0.782

Net realized and unrealized gain (loss) on investments and forward commitments	(0.983)	0.236	0.356	(0.401)	1.307

Total income (loss) from investment operations	(0.230)	0.992	1.157	0.375	2.089

Less distributions:

Dividends from net investment income	(0.756)	(0.749)	(0.795)	(0.775)	(0.782)
Distribution from net realized gains	-	(0.057)	-	-	-
Distribution in excess of net realized gains	-	-	-	-	-

Total distributions	(0.756)	(0.806)	(0.795)	(0.775)	(0.782)

Net asset value: End of year	$ 11.610	$ 12.596	$ 12.410	$ 12.048	$ 12.448

Total return**	(1.83% )	8.14%	9.91%	3.25%	19.14%

Net assets (in millions):

End of year	$ 239.91	$ 254.11	$ 205.32	$ 181.57	$ 158.70

Ratio of expenses to average net assets	0.50%	0.48%	0.47%	0.51%	0.52%

Ratio of net investment income to average net assets	6.19%	6.07%	6.06%	6.54%	6.63%

Portfolio turnover rate	41.18%	41.18%	41.99%	46.12%	70.00%

**	Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products.
Inclusion of these charges would reduce the total return figures for all periods shown.

MML BLEND FUND

	Year Ended December 31,
	1999	1998	1997	1996	1995

Net asset value: Beginning of year	$ 25.083	$ 24.080	$ 21.973	$ 20.519	$ 17.672

Income from investment operations:

Net investment income	0.837	0.417	0.843	0.824	0.811

Net realized and unrealized gain (loss) on investments and forward commitments	(1.133)	2.360	3.692	1.990	3.246

Total income (loss) from investment operations	(0.296)	2.777	4.535	2.814	4.057

Less distributions:

Dividends from net investment income	(0.837)	(0.416)	(0.843)	(0.824)	(0.811)
Distribution from net realized gains	(0.443)	(1.358)	(1.585)	(0.536)	(0.399)
Distribution in excess of net realized gains	-	-	-	-	-

Total distributions	(1.280)	(1.774)	(2.428)	(1.360)	(1.210)

Net asset value: End of year	$ 23.507	$ 25.083	$ 24.080	$ 21.973	$ 20.519

Total return**	(1.24% )	13.56%	20.89%	13.95%	23.28%

Net assets (in millions):

End of year	$2,636.32	$2,814.69	$2,471.83	$2,093.99	$1,823.14

Ratio of expenses to average net assets	0.38%	0.37%	0.38%	0.38%	0.38%

Ratio of net investment income to average net assets	3.34%	3.43%	3.56%	3.87%	4.19%

Portfolio turnover rate	20.69%	28.64%	21.20%	19.10%	30.78%

**	Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products.
Inclusion of these charges would reduce the total return figures for all periods shown.

MML EQUITY FUND

	Year Ended December 31,
	1999	1998	1997	1996	1995

Net asset value: Beginning of year	$ 39.198	$ 35.443	$ 29.786	$ 25.924	$ 20.520

Income from investment operations:

Net investment income	0.713	0.724	0.709	0.703	0.634

Net realized and unrealized gain (loss) on investments	(2.210)	5.016	7.806	4.547	5.754

Total income (loss) from investment operations	(1.497)	5.740	8.515	5.250	6.388

Less distributions:

Dividends from net investment income	(0.713)	(0.724)	(0.709)	(0.703)	(0.634)

Distribution from net realized gains	(0.433)	(1.261)	(2.149)	(0.685)	(0.350)

Distribution in excess of net realized gains	-	-	-	-	-

Total distributions	(1.146)	(1.985)	(2.858)	(1.388)	(0.984)

Net asset value: End of year	$ 36.555	$ 39.198	$ 35.443	$ 29.786	$ 25.924

Total return**	(3.82% )	16.20%	28.59%	20.25%	31.13%

Net assets (in millions):

End of year	$2,748.16	$2,938.11	$2,363.44	$1,701.99	$1,248.90

Ratio of expenses to average net assets	0.37%	0.37%	0.35%	0.38%	0.41%

Ratio of net investment income to average net assets	1.78%	1.95%	2.03%	2.65%	2.89%

Portfolio turnover rate	15.89%	14.03%	15.30%	11.42%	11.72%

**	Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products.
Inclusion of these charges would reduce the total return figures for all periods shown.

MML EQUITY INDEX FUND

	For the Year Ended December 31, 1999	For the Year Ended December 31, 1998	For the Period May 1, 1997 (Commencement of Operations) through December 31, 1997*

Net asset value: Beginning of year/period	$15.260	$12.080	$10.000

Income from investment operations:

Net investment income	0.093	0.128	0.092

Net realized and unrealized gain on investments	3.006	3.284	2.101

Total from investment operations	3.099	3.412	2.193

Less distributions:

Dividends from net investment income	(0.094)	(0.128)	(0.092)

Distribution from net realized gains	(0.135)	(0.104)	(0.021)

Total distributions	(0.229)	(0.232)	(0.113)

Net asset value: End of year/period	$18.130	$15.260	$12.080

Total return***	20.32%	28.22%	21.39%	**

Net assets (in millions):	$ 95.05	$ 36.07	$ 24.20

Ratio of expenses to average net assets:

Before expense waiver	0.50%	0.60%	0.43%	**

After expense waiver	-	0.50%	-

Ratio of net investment income to average net assets:

Before expense waiver	0.92%	0.91%	0.80%	**

After expense waiver	-	1.01%	-

Portfolio turnover rate	2.68%	5.19%	2.00%	**

*	The Fund commenced operations on May 1, 1997.
**	Percentages represent results for the period and are not annualized.
***	Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products.
Inclusion of these charges would reduce the total return figures for all periods shown.

MML GROWTH EQUITY FUND

Selected per share data for the series shares outstanding for the period May 3, 1999
(Commencement of Operations) through December 31, 1999:

Net asset value: Beginning of period	$ 10.000

Income from investment operations:

Net investment loss	(0.004)

Net realized and unrealized gain on investments and foreign currency	3.014

Total income from investment operations	3.010

Net asset value: End of period	$ 13.010

Total return **	30.10%	*

Net assets (in thousandths):	$39,486.6

Ratio of expenses to average net assets:

Before expense waiver	0.77%	*

After expense waiver	0.61%	*

Ratio of net investment loss to average net assets:

Before expense waiver	(0.21%	)*

After expense waiver	(0.04%	)*

Portfolio turnover rate	105.51%	*

*	Percentages represent results for the period and are not annualized.
**	Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products.
Inclusion of these charges would reduce the total return figures for all periods shown.

MML SMALL CAP VALUE EQUITY FUND

	For the Year Ended December 31, 1999	For the Period June 1, 1998 (Commencement of Operations) through December 31, 1998*
Net asset value: Beginning of year/period	$ 8.493	$10.000

Income from investment operations:

Net investment income	0.068	0.029

Net realized and unrealized loss on investments	(0.158)	(1.506)

Total loss from investment operations	(0.090)	(1.477)

Less distributions:

Dividends from net investment income	(0.066)	(0.030)

Total distributions	(0.066)	(0.030)

Net asset value: End of year/period	$ 8.337	$ 8.493

Total return***	(1.04% )	(14.77%	)

Net assets (in millions):	$ 20.14	$ 10.44

Ratio of expenses to average net assets:

Before expense waiver	1.07%	0.85%	**

After expense waiver	0.75%	0.44%	**

Ratio of net investment income to average net assets:

Before expense waiver	0.81%	0.81%	**

After expense waiver	1.13%	0.42%	**

Portfolio turnover rate	40.69%	23.40%	**

*	The Fund commenced operations on June 1, 1998.
**	Percentages represent results for the period and are not annualized.
***	Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products.
Inclusion of these charges would reduce the total return figures for all periods shown.

MML SMALL CAP GROWTH EQUITY FUND

Selected per share data for the series shares outstanding for the period May 3, 1999 (Commencement of Operations) through December 31, 1999:

Net asset value: Beginning of period	$ 10.000

Income from investment operations:

Net investment loss	(0.008)

Net realized and unrealized gain on investments	6.576

Total income from investment operations	6.568

Distributions to shareholders from: (Note 2)

Net realized gains	(0.418)

Total distributions to shareholders	(0.418)

Net asset value: End of period	$ 16.150

Total return**	65.68%	*

Net assets (in thousandths):	$47,876.6

Ratio of expenses to average net assets:

Before expense waiver	0.96%	*

After expense waiver	0.79%	*

Ratio of net investment loss to average net assets:

Before expense waiver	(0.24%)	*

After expense waiver	(0.07%)	*

Portfolio turnover rate	75.20%	*

*	Percentages represent results for the period and are not annualized.
**	Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products.
Inclusion of these charges would reduce the total return figures for all periods shown.

APPENDIX
ADDITIONAL INVESTMENT POLICIES
AND RISK CONSIDERATIONS

The Funds may invest in a wide range of investments and engage in various investment-related transactions and practices. These practices may be changed by the Board of Trustees without the consent of shareholders. Some of the more significant practices and some associated risks are discussed below.

Derivatives Transactions

Although each Fund is authorized to engage in transactions involving derivatives, as more fully described in the Statement of Additional Information, the Funds’ use of derivatives, other than forward contracts, is minimal.

The Funds may use derivatives to attempt to:

•
protect against possible declines in the market value of a Fund’s portfolio resulting from downward trends in relevant markets (for example, in the debt securities markets generally due to increasing interest rates);

•	facilitate selling securities for investment reasons;

•	protect a Fund’s unrealized gains or limit unrealized losses in the value of its securities;

•	establish a position in the relevant securities markets as a temporary substitute for purchasing or selling particular securities;

•	manage the effective maturity or duration of fixed-income securities in a Fund’s portfolio; or

•	manage its exposure to changing security prices (collectively, “Derivatives Transactions”).

Most, if not all, of these derivatives transactions will involve the portfolios of MML Managed Bond Fund and the Bond Segment of MML Blend Fund as MML Series Investment Fund has no present intent to enter into derivatives transactions with regard to MML Equity Fund, the Equity or Money Market Segments of MML Blend Fund, MML Small Cap Value Equity Fund, MML Growth Equity Fund or MML Small Cap Growth Equity Fund. The Funds will not use derivatives for speculative purposes.

MML Equity Index Fund may buy or sell stock index futures and other similar instruments, as more fully discussed in the Statement of Additional Information. The Fund may purchase stock index futures in anticipation of taking a market position when, in the opinion of the Fund’s Sub-Adviser, available cash balances do not permit an economically efficient trade in the cash market. The Fund also may sell stock index futures to terminate existing positions they may have as a result of its purchases of stock index futures.

Although MML Equity Index Fund will not be commodity pools, derivatives subject the Fund to the rules of the Commodity Futures Trading Commission which limit the extent to which the Funds can invest in certain derivatives. The Fund may invest in stock index futures contracts for hedging purposes without limit. However, MML Equity Index Fund may not invest in such contracts for other purposes if the sum of the amount of initial margin deposits, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund’s assets, after taking into account unrealized gains and unrealized losses on such contracts.

Forward Contracts or “When Issued” Securities

Each Fund may purchase or sell securities on a “when issued” or delayed delivery or on a forward commitment basis (“forward contracts”). When such transactions are negotiated, the price is fixed at the time of commitment, but delivery and payment for the securities can take place a month or more after the commitment date. The securities purchased or sold are subject to market fluctuations, and no interest accrues to the purchaser during this period. At the time of delivery, the securities may be worth more or less than the purchase or sale price.

There can be no assurance that the use of forward contracts or other derivatives by any of the Funds will assist them in achieving their investment objectives. Risks inherent in the use of derivatives include:

•	the risk that interest rates and securities prices will not move in the direction anticipated;

•	imperfect correlation between the prices of forward contracts and the prices of the securities being hedged;

•	the fact that skills needed to use these strategies are different from those needed to select portfolio securities; and

•
the fact that forward contracts involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This is in addition to the risk of decline of the Fund’s other assets.

A Fund will not enter into a forward contract if, as a result, more than 25% of the Fund’s total assets would be in one or more segregated accounts covering forward contracts.

Options and Futures Contracts

MML Growth Equity Fund and MML Small Cap Growth Equity Fund may engage in options transactions, such as writing covered put and call options on securities and purchasing put and call options on securities. These strategies are designed to increase a Fund’s portfolio return, or to protect the value of the portfolio, by offsetting a decline in portfolio value through the options purchased. Writing options, however, can only constitute a partial hedge, up to the amount of the premium, and due to transaction costs.

These Funds may also write covered call and put options and purchase call and put options on stock indexes in order to increase portfolio income or to protect the Fund against declines in the value of portfolio securities. In addition, these Funds may also purchase and write options on foreign currencies to protect against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired.

MML Growth Equity Fund, MML Equity Index Fund and MML Small Cap Growth Equity Fund may also enter into stock index futures contracts. These Funds may also enter into foreign currency futures contracts. These transactions are hedging strategies. They are designed to protect a Fund’s current or intended investments from the effects of changes in exchange rates or market declines. A Fund will incur brokerage fees when it purchases and sells futures contracts. Futures contracts entail risk of loss in portfolio value, if the Sub-Adviser is incorrect in anticipating the direction of exchange rates or the securities markets.

These Funds may also purchase and write options on these futures contracts. This strategy also is intended to protect against declines in the values of portfolio securities or against increases in the costs of securities to be acquired. Like other options, options on futures contracts constitute only a partial hedge up to the amount of the premium, and due to transaction costs.

While these strategies will generally be used by a Fund for hedging purposes, there are risks. For example, the Sub-Adviser may incorrectly forecast the direction of exchange rates or of the underlying securities index or markets. When these hedging transactions are unsuccessful, the Fund may experience losses. When a Fund enters into these transactions to increase portfolio value (i.e., other than for hedging purposes), there is a liquidity risk that no market will arise for resale and the Fund could also experience losses. Options and Futures Contracts strategies and risks are described more fully in the Statement of Additional Information.

Portfolio Management

A Fund’s Sub-Adviser may use trading as a means of managing the portfolios of the Funds in seeking to achieve their investment objectives. The Sub-Advisers, on behalf of the Funds, will engage in trading when they believe that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential.

Whether the goals discussed above will be achieved through trading depends on the Sub-Advisers’ ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from these trends. Such trading places an added burden on the Sub-Advisers’ ability to obtain relevant information, evaluate it properly and take advantage of their evaluations by completing transactions on a favorable basis. If the Sub-Advisers’ evaluations and expectations prove to be incorrect, a Fund’s income or capital appreciation may be reduced and its capital losses may be increased. Portfolio trading involves transaction costs, but, as explained above, will be engaged in when the Sub-Advisers believe the result of trading, net of transaction costs, will benefit the Funds.

Indexing v. Active Management

Active management involves the investment Sub-Adviser buying and selling securities based on research and analysis. Unlike the Funds that are actively managed, the MML Equity Index Fund is an “index” fund—which tries to match, as closely as possible, the performance of a target index by generally holding either all, or a representative sample of, the securities in the index. Indexing provides simplicity because it is a straightforward market-matching strategy. Index funds generally provide diversification by investing in a wide variety of companies and industries (although “index” Funds are technically non-diversified for purposes of the Investment Company Act of 1940—see Non-Diversification Risk). An index fund’s performance is predictable in that the fund’s value is expected to move in the same direction, up or down, as the target index. Index funds also tend to have lower costs because they do not have many of the expenses of actively managed funds such as research; index funds usually have relatively low trading activity and therefore brokerage commissions tend to be lower; and index funds generally realize low capital gains.

Optimization.    To attempt to match the risk and return characteristics of the S&P 500 Index® as closely as possible for MML Equity Index Fund, Deutsche Asset Management, the Fund’s investment Sub-Adviser, generally invests in a statistically selected sample of the securities found in the S&P 500 Index® using a process known as “optimization”. The Fund may not hold every one of the stocks in its target Index. The Fund utilizes “optimization”, a statistical sampling technique, in an effort to run an efficient and effective strategy. Optimization entails that the Funds first buy the stocks that make up the larger portions of the relevant Index’s value in roughly the same proportion as the Index. Second, smaller stocks are analyzed and selected. In selecting smaller stocks, the investment Sub-Adviser tries to match the industry and risk characteristics of all of the smaller companies in the Index without buying all of those stocks. This approach attempts to maximize the Fund’s liquidity and returns while minimizing its costs.

Restricted And Illiquid Securities

Each Fund may invest up to 15% (10% in the case of MML Money Market Fund) of its net assets in illiquid and restricted securities. These policies do not limit the purchase of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, provided such securities are determined to be liquid by the Funds’ Board of Trustees, or by the Funds’ Sub-Advisers, pursuant to Board-approved guidelines. If there is a lack of trading interest in particular Rule 144A securities, a Fund’s holdings of those securities may be illiquid, resulting in the possibility of undesirable delays in selling these securities at prices representing fair value.

Securities Lending

MML Blend Fund, MML Equity Fund, MML Equity Index Fund, MML Growth Equity Fund, MML Small Cap Value Fund and MML Small Cap Growth Equity Fund may seek additional income by making loans of portfolio securities of not more than 33% of their respective total assets taken at current value. MML Managed Bond Fund may also make loans of portfolio securities of not more than 10% of its total assets taken at current value. Lending portfolio securities may involve the risk of delay in recovery of the securities loaned or possible loss of rights in the collateral should the borrower fail financially. Loans will be made only to borrowers deemed by MassMutual and the Fund’s Sub-Adviser to be of good standing.

Cash Positions

Each Fund, other than MML Money Market Fund, may hold cash or cash equivalents to provide for liquidity (e.g., expenses and anticipated redemption payments) so that an orderly investment program may be carried out in accordance with the Fund’s investment policies. To provide liquidity or for temporary defensive purposes, each Fund may invest any portion of its assets in investment grade debt securities and MML Equity Fund may also invest in non-convertible preferred stocks. Taking this type of temporary defensive position may affect a Fund’s ability to achieve its investment objective.

Roll Transactions

To take advantage of attractive financing opportunities in the mortgage market and to enhance current income, MML Blend Fund may engage in dollar roll transactions. A dollar roll transaction involves a sale by a Fund of a Government National Mortgage Association certificate or other mortgage-backed securities to a financial institution, such as a bank or a broker-dealer, concurrent with an agreement by a Fund to repurchase a similar security from the institution at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. Dollar roll transactions involve potential risks of loss which are different from those related to the securities underlying the transaction. For a more detailed description of dollar roll transactions, see the Statement of Additional Information.

Money Market Instruments

All Funds may invest in money market instruments when they have cash reserves. These investments consist of U.S. government securities, time deposits, certificates of deposit, bankers’ acceptances, high-grade commercial paper, and repurchase agreements. The Statement of Additional Information describes these instruments more fully.

Foreign Securities

Investments in foreign securities offer potential benefits not available from investing solely in securities of domestic issuers. These include the opportunity to invest in foreign issuers that appear to offer growth potential, or to invest in foreign countries with economic policies or business cycles different from those of the United States or foreign stock markets that do not move in a manner parallel to U.S. markets, thereby diversifying risks of fluctuations in portfolio value.

Investments in foreign securities entail certain risks, such as the possibility of one or more of the following: imposition of dividend or interest withholding or confiscatory taxes; currency blockages or transfer restrictions; expropriation, nationalization, military coups or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Certain markets may require payment for securities before delivery. A Fund’s ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets. Further, it may be more difficult for a Fund’s agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

Mortgage-Backed U.S. Government Securities and CMOs

The Funds may invest in mortgage-backed U.S. securities and collateralized mortgage obligations (“CMOs”). These securities represent participation interests in pools of residential mortgage loans made by lenders such as banks and savings and loan associations. The pools are assembled for sale to investors (such as the Funds) by government agencies and also, in the case of CMOs, by private issuers, which issue or guarantee the securities relating to the pool. Such securities differ from conventional debt securities which generally provide for periodic payment of interest in fixed or determinable amounts (usually semi-annually) with principal payments at maturity or specified call dates. Some mortgage-backed U.S. Government securities in which a Fund may invest may be backed by the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association); some are supported by the right of the issuer to borrow from the U.S. Government (e.g., obligations of the Federal Home Loan Mortgage Corporation); and some are backed by only the credit of the issuer itself (e.g., Federal National Mortgage Association). Those guarantees do not extend to the value or yield of the mortgage-backed securities themselves or to the net asset value of a Fund’s shares. These government agencies may also issue derivative mortgage-backed securities such as CMOs.

The expected yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. The actual life of any particular pool will be shortened by any unscheduled or early payments of principal. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by a Fund to differ from the yield calculated on the basis of the expected average life of the pool.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as do the values of other debt securities. When prevailing interest rates decline, the value of a pass-through security is not likely to rise to the extent that the values of other debt securities rise, because of the prepayment feature of pass-through securities. A Fund’s reinvestment of scheduled principal payments and unscheduled prepayments it receives may occur at times when available investments offer higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by the Fund have a compounding effect which may increase the yield to the Fund more than debt obligations that pay interest semi-annually. Because of those factors, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. A Fund may purchase mortgage-backed securities at a premium or at a discount. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of their principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized when the obligation is repaid. The opposite is true for pass-through securities purchased at a discount.

Asset-Backed Securities

These securities, issued by trusts and special purpose entities, are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, that pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). The value of an asset-backed security is affected by changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and is also affected if any credit enhancement has been exhausted. Payments of principal and interest passed through to holders of asset-backed securities are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security’s par value until exhausted. If the credit enhancement of an asset-backed security held by a Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment.

The risks of investing in asset-backed securities are ultimately dependent upon payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, the Funds would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described above for prepayments of a pool of mortgage loans underlying mortgage-backed securities. However, asset-backed securities do not have the benefit of the same security interest in the underlying collateral as do mortgage-backed securities.

Industry Concentration

As a general rule, a Fund will not acquire securities of issuers in any one industry (as determined by the Board of Trustees) if as a result more than 25% of the value of the total assets of the Fund would be invested in such industry, with the following exceptions:

•	There is no limitation for U.S. Government securities.

•	In the case of MML Money Market Fund there is no limitation in respect of certificates of deposit and bankers’ acceptances.

•
MML Money Market Fund, MML Managed Bond Fund and the Bond Segment of MML Blend Fund each may invest up to 40% of the value of their respective total assets in each of the electric utility and telephone industries. However, it currently is MassMutual’s intent not to invest more than 25% of any one of these Funds’ total assets in either the electric utility or telephone industries.

Industry Diversification

MML Equity Index Fund is classified as non-diversified, which means that the proportion of the Fund’s assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act of 1940, as amended (the “1940 Act”). A “diversified” investment company is required by the 1940 Act generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer. Since a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of issuers, some of which may be within the same economic sector, the Fund’s portfolio may be more sensitive to the changes in market value of a single issuer or industry. However, to meet Federal tax requirements, at the close of each quarter the Fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of total assets, not more than 5% of its total assets invested in any one issuer. These limitations do not apply to U.S. Government securities.
MML SERIES INVESTMENT FUND
1295 State Street
Springfield, Massachusetts 01111-0001

Learning More About the Funds

You can learn more about the Funds by reading the Funds’ Annual and Semiannual Reports and the Statement of Additional Information (SAI). This information is available free upon request. In the Annual and Semiannual Reports, you will find a discussion of market conditions and investment strategies that significantly affected each Fund’s performance during the period covered by the report and a listing of portfolio securities. The SAI will provide you more detail regarding the organization and operation of the Funds, including their investment strategies. The SAI is incorporated by reference into this Prospectus and is therefore legally considered a part of this Prospectus.

How to Obtain Information

From MML Series Investment Fund: You may request information about the Funds (including the Annual/Semiannual Reports and the SAI) or make shareholder inquiries by calling 1-888-309-3539 or by writing MML Series Investment Fund, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0111, Attention: MML Series Shareholder Services, MIP N312.

From the SEC: You may review information about the Funds (including the SAI) at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-SEC-0330 for information regarding the operation of the SEC’s public reference room). You can get copies of this information, upon payment of a copying fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-6009. Alternatively, if you have access to the Internet, you may obtain information about the Funds from the SEC’s Internet site at http://www.sec.gov. When obtaining information about the Funds from the SEC, you may find it useful to reference the Funds’ SEC file number: 811-2224.
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